SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2001

C.H. ROBINSON WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23189	41-1883630

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8100 South Mitchell Road, Eden Prairie, Minnesota 55344-2248
(Address of principal executive offices)

Registrant’s telephone number, including area code: (952) 937-8500

Not Applicable
(Former name or former address, if changed since last report)

Page 1 of 4 Pages

Exhibit Index Appears on Page 4

Item 9. Regulation FD Disclosure.

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of C.H. Robinson Worldwide, Inc.’s announcement regarding earnings results for the second quarter ended June 30, 2001, as presented in a press release of July 17, 2001.

Item 7. Financial Statements, ProForma Financial Information and Exhibits.

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press release dated July 17, 2001

Page 2 of 4 Pages

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2001

C.H. ROBINSON WORLDWIDE, INC.

By: /s/ Chad Lindbloom

Chad Lindbloom
Chief Financial Officer

Page 3 of 4 Pages

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release dated July 17, 2001

Page 4 of 4 Pages